UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2020

Date of reporting period:	January 1, 2020 — December 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT International Value Fund

Annual report

12 | 31 | 20

Message from the Trustees

February 9, 2021

Dear Shareholder:

The world welcomed 2021 with high hopes for improvement in the global economy and public health. Although COVID-19 infections have reached new levels, distribution of vaccines is underway, boosting optimism about a return to normal in the not-too-distant future. In the United States, new proposals to rebuild the economy are anticipated from the Biden administration. The stock and bond markets started the year in good shape, indicating that investors are willing to look beyond current challenges and see the potential for renewed economic growth.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/20)

Investment objective

Capital growth with current income as its secondary objective

Net asset value December 31, 2020

Class IA: $10.35	Class IB: $10.23

Total return at net asset value

			MSCI EAFE Value
(as of 12/31/20)	Class IA shares*	Class IB shares†	Index (ND)
1 year	4.23%	3.94%	–2.63%
5 years	31.37	29.79	22.87
Annualized	5.61	5.35	4.20
10 years	51.31	47.64	39.33
Annualized	4.23	3.97	3.37
Life	236.02	218.45	210.24
Annualized	5.18	4.95	4.85

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 6, 1998.

The MSCI EAFE Value Index (ND) is an unmanaged index that measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

Putnam VT International Value Fund	1

Report from your fund’s managers

How was the investing environment during the 12-month reporting period ended December 31, 2020?

When the period began, international value stocks, the focus of this fund, had just finished a year of solid gains, and they continued to advance in the early weeks of 2020. However, in February 2020, market conditions changed dramatically. As the COVID-19 pandemic began its global spread, financial markets encountered unprecedented bouts of volatility. Manufacturing activities ceased around the globe as businesses closed and stay-at-home orders went into effect. Not only were declines sharp across all asset classes and regions, but volatility levels were historic.

In the first three months of 2020, international value stocks declined 28.20%, giving back considerably more than their entire gain for the 2019 calendar year. However, just as surprising to many investors, in our view, was the rebound in stocks that followed. International stocks posted gains in the remaining three quarters of 2020, despite ongoing concerns about the pandemic and its impact on global economies as well as uncertainty around government stimulus and a post-Brexit trade deal.

How did Putnam VT International Value Fund perform in this environment?

For the 12-month period, the fund’s IA shares delivered a return of 4.23%, outperforming the fund’s benchmark, the MSCI EAFE Value Index [ND], which returned –2.63%.

Could you discuss some stocks that helped the fund’s performance during the period?

The top contributor to performance was our investment in Samsung Electronics, a South Korea-based maker of semiconductors as well as consumer goods and devices such as smartphones and tablets. The company benefited from higher demand for semiconductors, computers, and mobile devices, as well as for home appliances like televisions in the midst of the pandemic lockdowns.

Another performance highlight was Ashtead Group, a London-based industrial equipment rental company. Prior to the pandemic, the company was enjoying steady growth in its core business of construction equipment rental. The stock continued to perform well through the pandemic, in part because the drop in demand for equipment was less severe than anticipated. It also helped that competition remained disciplined in spite of the drop in demand, supporting the view that the industry has become less cyclical. In addition, many investors believe that demand for rental equipment will increase following the pandemic as businesses shift to variable costs — in this case, renting equipment rather than purchasing it.

What were some stocks or strategies that detracted fund performance during the period?

The top detractor from performance was our investment in Suncor Energy, Canada’s largest integrated oil company. Like most energy stocks, Suncor was severely pressured by the collapse in oil prices. During the period, several issues caused oil prices to plummet, including a breakdown in Saudi Arabia–Russia oil output negotiations that coincided with the onset of the COVID-19 pandemic. Suncor’s higher capital intensity expansion projects were put on hold due to supply/demand concerns related to the pandemic. At the close of the period, we continued to own Suncor because of its solid balance sheet and long-term production growth potential.

Another detractor was ING Groep, a Netherlands-based bank with strong franchises in Belgium and Germany. The stock struggled along with the entire financials sector due to the COVID-19 pandemic. Banks experienced a meaningful drop in earnings expectations, due to loan losses in particular. Also, a blanket ban on dividends removed a key incentive for investors to own bank stocks, in our view. Also, in 2018, the company was penalized for failing to control illegal money laundering activity in its branch network. This resulted in fines and ongoing compliance costs as well as an overhaul of ING’s management team and board of directors. We continue to own ING, and we believe its technology and digitization strategies are superior to those of its peers, which will enable the company to reduce costs and improve its profitability.

As the fund begins a new fiscal year, what is your outlook?

The news of an effective COVID-19 vaccine has a profound effect on investor sentiment, in our view. There will be debate over whether multiple waves of the pandemic will result in more permanent economic damage. So far, the market has looked fully past that, anticipating a return to normal in the second half or final quarter of 2021. We have the prospect of herd immunity and pent-up demand from consumers who are eager to go out and spend their savings.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Because the fund currently invests, and may in the future invest, significantly in European companies, the fund is particularly susceptible to economic, political, regulatory, or other events or conditions affecting issuers in Europe. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter

2	Putnam VT International Value Fund

instruments, the potential inability to terminate or sell derivatives positions, and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Darren A. Jaroch, CFA, joined Putnam in 1999 and has been in the investment industry since 1996.

Lauren B. DeMore, CFA, is Assistant Portfolio Manager of the fund.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT International Value Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/20 to 12/31/20. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/19	0.92%	1.17%
Annualized expense ratio for the six-month
period ended 12/31/20*	0.94%	1.19%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/20		ended 12/31/20
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$5.27	$6.67	$4.77	$6.04
Ending value
(after
expenses)	$1,230.70	$1,229.60	$1,020.41	$1,019.15

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/20. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT International Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT International Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT International Value Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT International Value Fund	5

The fund’s portfolio 12/31/20

COMMON STOCKS (97.6%)*	Shares	Value

Aerospace and defense (0.7%)
BAE Systems PLC (United Kingdom)	76,104	$509,002
		509,002
Airlines (1.3%)
Qantas Airways, Ltd. (voting rights) (Australia) †	235,406	881,391
		881,391
Auto components (1.3%)
Magna International, Inc. (Canada)	12,813	907,046
		907,046
Automobiles (1.1%)
Yamaha Motor Co., Ltd. (Japan)	37,500	766,800
		766,800
Banks (13.2%)
Australia & New Zealand Banking Group, Ltd.
(Australia)	87,691	1,536,628
BNP Paribas SA (France) †	15,271	805,457
CaixaBank SA (Spain)	164,568	422,903
DBS Group Holdings, Ltd. (Singapore)	32,500	614,734
DNB ASA (Norway) †	37,978	747,743
Hana Financial Group, Inc. (South Korea)	20,533	652,900
ING Groep NV (Netherlands) †	191,639	1,815,467
Lloyds Banking Group PLC (United Kingdom) †	575,304	290,001
Mizuho Financial Group, Inc. (Japan)	39,380	501,981
Skandinaviska Enskilda Banken AB (Sweden) †	16,236	166,670
Sumitomo Mitsui Financial Group, Inc. (Japan)	35,500	1,098,480
UniCredit SpA (Italy) †	55,649	514,967
		9,167,931
Beverages (1.1%)
Asahi Group Holdings, Ltd. (Japan)	18,200	750,175
		750,175
Building products (1.0%)
Compagnie De Saint-Gobain (France) †	14,655	671,977
		671,977
Capital markets (3.7%)
Partners Group Holding AG (Switzerland)	599	699,687
Quilter PLC (United Kingdom)	430,324	904,809
UBS Group AG (Switzerland)	70,844	990,855
		2,595,351
Chemicals (1.3%)
LANXESS AG (Germany)	11,699	897,118
		897,118
Construction and engineering (2.7%)
Vinci SA (France)	18,749	1,865,552
		1,865,552
Construction materials (1.2%)
CRH PLC (Ireland)	20,448	864,385
		864,385
Containers and packaging (0.9%)
SIG Combibloc Group AG (Switzerland)	27,878	645,632
		645,632
Diversified financial services (2.2%)
Eurazeo SA (France) †	11,071	751,156
ORIX Corp. (Japan)	48,200	748,017
		1,499,173
Diversified telecommunication services (3.6%)
BCE, Inc. (Canada)	15,100	645,685
Nippon Telegraph & Telephone Corp. (Japan)	55,300	1,417,961
Telstra Corp., Ltd. (Australia)	180,011	413,901
		2,477,547
Electric utilities (2.4%)
Fortum OYJ (Finland)	28,709	690,629
SSE PLC (United Kingdom)	48,515	999,947
		1,690,576

COMMON STOCKS (97.6%)* cont.	Shares	Value

Electrical equipment (0.3%)
Siemens Energy AG (Germany) †	6,065	$222,591
		222,591
Food and staples retail (2.2%)
Koninklijke Ahold Delhaize NV (Netherlands)	33,859	956,184
Seven & i Holdings Co., Ltd. (Japan)	15,900	564,634
		1,520,818
Food products (1.6%)
JDE Peet’s BV (Netherlands) †	8,205	369,872
Kerry Group PLC Class A (Ireland)	5,264	762,571
		1,132,443
Health-care equipment and supplies (2.1%)
Alcon, Inc. (Switzerland) †	4,010	267,706
Hoya Corp. (Japan)	8,400	1,161,124
		1,428,830
Hotels, restaurants, and leisure (1.7%)
Compass Group PLC (United Kingdom)	28,042	523,275
Dalata Hotel Group PLC (Ireland) †	137,155	634,212
		1,157,487
Household durables (3.2%)
Panasonic Corp. (Japan)	66,400	767,248
Sony Corp. (Japan)	14,300	1,437,775
		2,205,023
Industrial conglomerates (2.4%)
Siemens AG (Germany)	11,556	1,653,970
		1,653,970
Insurance (9.4%)
AIA Group, Ltd. (Hong Kong)	164,400	2,025,025
Allianz SE (Germany)	4,012	981,624
AXA SA (France)	49,537	1,188,436
Prudential PLC (United Kingdom)	71,400	1,317,918
QBE Insurance Group, Ltd. (Australia)	149,677	985,369
		6,498,372
Machinery (2.1%)
MinebeaMitsumi, Inc. (Japan)	49,900	992,767
NSK, Ltd. (Japan)	55,100	481,493
		1,474,260
Metals and mining (3.3%)
Anglo American PLC (United Kingdom)	35,766	1,191,269
Rio Tinto PLC (United Kingdom)	14,965	1,119,740
		2,311,009
Multi-utilities (1.7%)
Veolia Environnement SA (France)	48,649	1,190,221
		1,190,221
Oil, gas, and consumable fuels (4.7%)
BP PLC (United Kingdom)	259,894	895,273
Ovintiv, Inc.	13,800	198,289
Royal Dutch Shell PLC Class B (United Kingdom)	32,168	554,200
Suncor Energy, Inc. (Canada)	47,631	798,902
TOTAL SA (France)	18,326	790,549
		3,237,213
Personal products (1.4%)
Unilever PLC (United Kingdom)	15,622	945,929
		945,929
Pharmaceuticals (7.4%)
AstraZeneca PLC (United Kingdom)	11,584	1,157,346
Novartis AG (Switzerland)	26,912	2,541,860
Sanofi (France)	15,029	1,452,110
		5,151,316
Semiconductors and semiconductor equipment (1.8%)
Tokyo Electron, Ltd. (Japan)	3,400	1,268,152
		1,268,152
Technology hardware, storage, and peripherals (2.1%)
Samsung Electronics Co., Ltd. (South Korea)	19,413	1,450,878
		1,450,878

6	Putnam VT International Value Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value

Tobacco (1.0%)
Imperial Brands PLC (United Kingdom)	33,746	$709,050
		709,050
Trading companies and distributors (8.2%)
Ashtead Group PLC (United Kingdom)	34,347	1,616,326
Ferguson PLC (United Kingdom)	10,756	1,308,048
ITOCHU Corp. (Japan)	47,000	1,353,659
Mitsubishi Corp. (Japan)	56,700	1,398,269
		5,676,302
Transportation infrastructure (0.8%)
Aena SME SA (Spain) †	3,370	588,460
		588,460
Wireless telecommunication services (2.5%)
KDDI Corp. (Japan)	18,200	540,493
Vodafone Group PLC (United Kingdom)	760,086	1,250,819
		1,791,312

Total common stocks (cost $61,183,191)		$67,803,292

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value
U.S. Treasury Notes 2.25%, 7/31/21 [i]	$108,000	$110,340
Total U.S. treasury obligations (cost $110,340)		$110,340

	Principal amount/
SHORT-TERM INVESTMENTS (1.5%)*	shares	Value
Putnam Short Term Investment Fund
Class P 0.17% L	1,033,450	$1,033,450
Total short-term investments (cost $1,033,450)		$1,033,450

Total investments (cost $62,326,981)		$68,947,082

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2020 through December 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $69,457,707.

† This security is non-income-producing.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $160,366 to cover certain derivative contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	22.2%	Hong Kong	2.9%
Japan	22.1	United States	1.8
France	12.6	Spain	1.5
Switzerland	7.5	Norway	1.1
Australia	5.5	Finland	1.0
Germany	5.4	Singapore	0.9
Netherlands	4.6	Italy	0.7
Canada	3.4	Other	0.4
Ireland	3.3	Total	100.0%
South Korea	3.1

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $35,796,918)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Buy	3/17/21	$497,583	$490,138	$7,445
	Canadian Dollar	Sell	1/20/21	596,950	573,013	(23,937)
	Euro	Sell	3/17/21	704,814	701,544	(3,270)
	Japanese Yen	Buy	2/17/21	408,928	403,817	5,111
Barclays Bank PLC
	British Pound	Sell	3/17/21	60,334	59,422	(912)
	Canadian Dollar	Sell	1/20/21	181,096	173,845	(7,251)
	Euro	Buy	3/17/21	70,359	70,028	331
	Hong Kong Dollar	Buy	2/17/21	589,076	588,936	140
	Swedish Krona	Buy	3/17/21	99,316	97,531	1,785
Citibank, N.A.
	British Pound	Sell	3/17/21	403,183	397,176	(6,007)
	Canadian Dollar	Sell	1/20/21	941,152	910,328	(30,824)
	Danish Krone	Buy	3/17/21	266,572	265,330	1,242
	Euro	Sell	3/17/21	2,617,847	2,605,511	(12,336)
	Japanese Yen	Sell	2/17/21	819,050	809,222	(9,828)
	Swiss Franc	Buy	3/17/21	210,995	210,576	419
Goldman Sachs International
	British Pound	Sell	3/17/21	186,884	184,085	(2,799)
	Canadian Dollar	Buy	1/20/21	266,734	256,081	10,653
	Euro	Buy	3/17/21	275,563	274,237	1,326
	Hong Kong Dollar	Sell	2/17/21	182,744	182,715	(29)
	Japanese Yen	Buy	2/17/21	1,164,912	1,150,294	14,618

Putnam VT International Value Fund	7

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $35,796,918) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/20/21	$380,380	$365,607	$14,773
	British Pound	Sell	3/17/21	353,794	348,490	(5,304)
	Canadian Dollar	Buy	1/20/21	198,931	190,998	7,933
	Euro	Buy	3/17/21	3,505,106	3,489,336	15,770
	Hong Kong Dollar	Buy	2/17/21	123,566	123,649	(83)
	Japanese Yen	Sell	2/17/21	460,504	455,078	(5,426)
	Swedish Krona	Sell	3/17/21	259,062	254,190	(4,872)
	Swiss Franc	Sell	3/17/21	448,591	446,747	(1,844)
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/17/21	1,598,231	1,574,332	23,899
	Canadian Dollar	Sell	1/20/21	131,992	126,712	(5,280)
	Euro	Buy	3/17/21	956,272	951,658	4,614
	Japanese Yen	Buy	2/17/21	488,885	482,799	6,086
	New Zealand Dollar	Buy	1/20/21	184,138	170,076	14,062
	Norwegian Krone	Sell	3/17/21	144,222	142,108	(2,114)
	Singapore Dollar	Buy	2/17/21	182,740	176,917	5,823
	South Korean Won	Sell	2/17/21	2,744,027	2,682,882	(61,145)
	Swiss Franc	Sell	3/17/21	480,059	479,141	(918)
Morgan Stanley & Co. International PLC
	British Pound	Sell	3/17/21	272,802	268,740	(4,062)
	Canadian Dollar	Buy	1/20/21	343,651	329,941	13,710
	Euro	Buy	3/17/21	583,797	580,995	2,802
	Japanese Yen	Buy	2/17/21	265,807	265,111	696
NatWest Markets PLC
	British Pound	Sell	3/17/21	919,236	905,540	(13,696)
	Swedish Krona	Buy	3/17/21	1,035,907	1,017,965	17,942
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/20/21	1,495,458	1,392,644	102,814
	British Pound	Sell	3/17/21	1,499,727	1,474,851	(24,876)
	Canadian Dollar	Sell	1/20/21	517,755	497,068	(20,687)
	Chinese Yuan (Offshore)	Buy	2/18/21	110,430	108,375	2,055
	Euro	Buy	3/17/21	665,903	665,045	858
	Hong Kong Dollar	Sell	2/17/21	280,637	280,563	(74)
	Israeli Shekel	Buy	1/20/21	400,550	378,590	21,960
	Japanese Yen	Buy	2/17/21	409,141	404,069	5,072
	Swiss Franc	Buy	3/17/21	127,797	127,550	247
UBS AG
	Canadian Dollar	Sell	1/20/21	617,064	592,489	(24,575)
	Euro	Buy	3/17/21	1,412,810	1,402,771	10,039
	Japanese Yen	Buy	2/17/21	248,875	245,820	3,055
	Swiss Franc	Buy	3/17/21	104,252	104,024	228
WestPac Banking Corp.
	Australian Dollar	Sell	1/20/21	513,085	477,902	(35,183)
	British Pound	Sell	3/17/21	894,610	876,205	(18,405)
	Canadian Dollar	Sell	1/20/21	143,620	137,858	(5,762)
	Euro	Buy	3/17/21	400,129	398,253	1,876
Unrealized appreciation						319,384
Unrealized (depreciation)						(331,499)
Total						$(12,115)

* The exchange currency for all contracts listed is the United States Dollar.

8	Putnam VT International Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$645,685	$3,623,174	$—
Consumer discretionary	907,046	4,129,310	—
Consumer staples	945,929	4,112,486	—
Energy	997,191	2,240,022	—
Financials	—	19,760,827	—
Health care	—	6,580,146	—
Industrials	—	13,543,505	—
Information technology	—	2,719,030	—
Materials	—	4,718,144	—
Utilities	—	2,880,797	—
Total common stocks	3,495,851	64,307,441	—
U.S. treasury obligations	—	110,340	—
Short-term investments	1,033,450	—	—
Totals by level	$4,529,301	$64,417,781	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(12,115)	$—
Totals by level	$—	$(12,115)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund	9

Statement of assets and liabilities
12/31/20

Assets
Investment in securities (Notes 1 and 8):
Unaffiliated issuers (identified cost $61,293,531)	$67,913,632
Affiliated issuers (identified cost $1,033,450) (Notes 1 and 5)	1,033,450
Cash	1,294
Foreign currency (cost $25,333) (Note 1)	25,446
Dividends, interest and other receivables	156,318
Receivable for shares of the fund sold	5,977
Receivable for investments sold	648,949
Foreign tax reclaim	122,515
Unrealized appreciation on forward currency contracts (Note 1)	319,384
Total assets	70,226,965

Liabilities
Payable for shares of the fund repurchased	122,022
Payable for compensation of Manager (Note 2)	40,041
Payable for custodian fees (Note 2)	21,878
Payable for investor servicing fees (Note 2)	7,791
Payable for Trustee compensation and expenses (Note 2)	70,504
Payable for administrative services (Note 2)	764
Payable for distribution fees (Note 2)	7,625
Payable for auditing and tax fees	41,188
Unrealized depreciation on forward currency contracts (Note 1)	331,499
Collateral on certain derivative contracts, at value (Notes 1 and 8)	110,340
Other accrued expenses	15,606
Total liabilities	769,258

Net assets	$69,457,707

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$60,436,453
Total distributable earnings (Note 1)	9,021,254
Total — Representing net assets applicable to capital shares outstanding	$69,457,707

Computation of net asset value Class IA
Net assets	$33,437,389
Number of shares outstanding	3,231,264
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.35

Computation of net asset value Class IB
Net assets	$36,020,318
Number of shares outstanding	3,521,536
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.23

The accompanying notes are an integral part of these financial statements.

10	Putnam VT International Value Fund

Statement of operations
Year ended 12/31/20

Investment income
Dividends (net of foreign tax of $152,913)	$1,956,560
Interest (including interest income of $10,144 from investments in affiliated issuers) (Note 5)	10,144
Securities lending (net of expenses) (Notes 1 and 5)	5,872
Total investment income	1,972,576

Expenses
Compensation of Manager (Note 2)	419,904
Investor servicing fees (Note 2)	42,757
Custodian fees (Note 2)	25,237
Trustee compensation and expenses (Note 2)	2,833
Distribution fees (Note 2)	77,756
Administrative services (Note 2)	1,784
Auditing and tax fees	46,001
Other	32,481
Total expenses	648,753

Expense reduction (Note 2)	(40)
Net expenses	648,713

Net investment income	1,323,863

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	987,385
Foreign currency transactions (Note 1)	1,960
Forward currency contracts (Note 1)	333,159
Total net realized gain	1,322,504
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	238,326
Assets and liabilities in foreign currencies	12,250
Forward currency contracts	(8,738)
Total change in net unrealized appreciation	241,838

Net gain on investments	1,564,342

Net increase in net assets resulting from operations	$2,888,205

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund	11

Statement of changes in net assets

	Year ended	Year ended
	12/31/20	12/31/19
Increase in net assets
Operations:
Net investment income	$1,323,863	$1,906,581
Net realized gain on investments and foreign currency transactions	1,322,504	930,800
Change in net unrealized appreciation of investments and assets and liabilities in foreign currencies	241,838	9,618,753
Net increase in net assets resulting from operations	2,888,205	12,456,134
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(813,094)	(1,051,511)
Class IB	(792,723)	(881,012)
Net realized short-term gain on investments
Class IA	—	(56,457)
Class IB	—	(52,208)
From net realized long-term gain on investments
Class IA	(431,237)	(1,940,708)
Class IB	(465,680)	(1,794,653)
Increase (decrease) from capital share transactions (Note 4)	807,914	(4,035,097)
Total increase in net assets	1,193,385	2,644,488
Net assets:
Beginning of year	68,264,322	65,619,834
End of year	$69,457,707	$68,264,322

The accompanying notes are an integral part of these financial statements.

12	Putnam VT International Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/20	$10.44	.20	.09	.29	(.25)	(.13)	(.38)	$10.35	4.23	$33,437.94		2.28	17
12/31/19	9.47	.29	1.55	1.84	(.30)	(.57)	(.87)	10.44	20.44	35,693.92		2.96	15
12/31/18	11.71	.28	(2.27)	(1.99)	(.25)	—	(.25)	9.47	(17.31)	34,394.92		2.53	17
12/31/17	9.54	.24	2.11	2.35	(.18)	—	(.18)	11.71	24.95	47,732.90		2.26	11
12/31/16	9.67	.21	(.09)	.12	(.25)	—	(.25)	9.54	1.28	43,650	.92[e]	2.29[e]	23
Class IB
12/31/20	$10.32	.18	.08	.26	(.22)	(.13)	(.35)	$10.23	3.94	$36,020	1.19	2.06	17
12/31/19	9.36	.26	1.54	1.80	(.27)	(.57)	(.84)	10.32	20.22	32,572	1.17	2.70	15
12/31/18	11.59	.25	(2.26)	(2.01)	(.22)	—	(.22)	9.36	(17.61)	31,226	1.17	2.25	17
12/31/17	9.44	.21	2.10	2.31	(.16)	—	(.16)	11.59	24.69	40,161	1.15	2.02	11
12/31/16	9.56	.19	(.09)	.10	(.22)	—	(.22)	9.44	1.11	37,566	1.17[e]	2.02[e]	23

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund	13

Notes to financial statements 12/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2020 through December 31, 2020.

Putnam VT International Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

14	Putnam VT International Value Fund

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $161,592 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, and realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available

Putnam VT International Value Fund	15

capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $270,875 to increase undistributed net investment income, and $270,875 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$15,138,548
Unrealized depreciation	(8,512,031)
Net unrealized appreciation	6,626,517
Undistributed ordinary income	1,410,772
Undistributed short-term gain	58,309
Undistributed long-term gain	913,789
Cost for federal income tax purposes	$62,308,450

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 44.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.688% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$20,986
Class IB	21,771
Total	$42,757

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $40 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $41, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities
(Long-term)	$10,214,684	$12,123,602
U.S. government securities
(Long-term)	—	—
Total	$10,214,684	$12,123,602

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

16	Putnam VT International Value Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/20		Year ended 12/31/19		Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	139,481	$1,216,815	80,531	$784,442	1,088,098	$9,492,140	170,382	$1,649,654
Shares issued in connection with
reinvestment of distributions	169,067	1,244,331	326,411	3,048,676	172,620	1,258,403	294,905	2,727,873
	308,548	2,461,146	406,942	3,833,118	1,260,718	10,750,543	465,287	4,377,527
Shares repurchased	(496,893)	(4,458,512)	(620,495)	(6,006,318)	(896,826)	(7,945,263)	(643,538)	(6,239,424)
Net increase (decrease)	(188,345)	$(1,997,366)	(213,553)	$(2,173,200)	363,892	$2,805,280	(178,251)	$(1,861,897)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/19	Purchase cost	Sale proceeds	Investment income	12/31/20
Short-term investments
Putnam Short Term Investment Fund*	$—	$13,763,235	$12,729,785	$10,144	$1,033,450
Total Short-term investments	$—	$13,763,235	$12,729,785	$10,144	$1,033,450

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$31,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$319,384	Payables	$331,499
Total		$319,384		$331,499

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$333,159	$333,159
Total	$333,159	$333,159

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(8,738)	$(8,738)
Total	$(8,738)	$(8,738)

Putnam VT International Value Fund	17

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					HSBC		Morgan
				Goldman	Bank USA,		Stanley &		State
	Bank of			Sachs	National	JPMorgan	Co. Inter-	NatWest	Street		WestPac
	America	Barclays	Citibank,	Interna-	Associa-	Chase	national	Markets	Bank and		Banking
	N.A.	Bank PLC	N.A.	tional	tion	Bank N.A.	PLC	PLC	Trust Co.	UBS AG	Corp.	Total
Assets:
Forward currency
contracts#	$12,556	$2,256	$1,661	$26,597	$38,476	$54,484	$17,208	$17,942	$133,006	$13,322	$1,876	$319,384
Total Assets	$12,556	$2,256	$1,661	$26,597	$38,476	$54,484	$17,208	$17,942	$133,006	$13,322	$1,876	$319,384
Liabilities:
Forward currency
contracts#	27,207	8,163	58,995	2,828	17,529	69,457	4,062	13,696	45,637	24,575	59,350	331,499
Total Liabilities	$27,207	$8,163	$58,995	$2,828	$17,529	$69,457	$4,062	$13,696	$45,637	$24,575	$59,350	$331,499
Total Financial and
Derivative Net Assets	$(14,651)	$(5,907)	$(57,334)	$23,769	$20,947	$(14,973)	$13,146	$4,246	$87,369	$(11,253)	$(57,474)	$(12,115)
Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(14,651)	$(5,907)	$(57,334)	$23,769	$20,947	$(14,973)	$13,146	$4,246	$87,369	$(11,253)	$(57,474)
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$110,340	$—	$—	$110,340
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,017,487 as a capital gain dividend with respect to the taxable year ended December 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, total interest and dividend income from foreign countries were $2,103,498, or $0.31 per share (for all classes of shares). Taxes paid to foreign countries were $152,913, or $0.02 per share (for all classes of shares).

18	Putnam VT International Value Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private Investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT International Value Fund	19

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2020, there were 97 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial
Vice President and Chief Compliance Officer	Since 2004	Officer, Principal Accounting Officer, and
Since 2016		Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

20	Putnam VT International Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
The Putnam Advisory Company, LLC	Legal Counsel	Manoj P. Singh
100 Federal Street	Ropes & Gray LLP	Mona K. Sutphen
Boston, MA 02110
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Value Fund	21

This report has been prepared for the shareholders
of Putnam VT International Value Fund.	VTAN024 324341 2/21

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2020	$36,881	$ —	$6,407	$ —
December 31, 2019	$40,271	$ —	$7,221	$ —

For the fiscal years ended December 31, 2020 and December 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $620,101 and $164,896 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2020	$ —	$613,694	$ —	$ —
December 31, 2019	$ —	$157,575	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 26, 2021